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                                                                   Exhibit 10.45
                     AMENDMENT TO INDEMNIFICATION AGREEMENT

         This Amendment to Indemnification Agreement (this "Amendment") is dated as of May 17, 2001 among Embrex, Inc. (the "Company"), John E. Klein and Walter
V. Smiley.

                                   WITNESSETH:

         WHEREAS, the Company entered into the Indemnification Agreement dated as of April 1, 1999 among the Company and the Directors of the Company on such date;

         WHEREAS, since the date of the Indemnification Agreement, two new directors have been elected to the Board of Directors of the Company, Messrs. Klein and Smiley; and

         WHEREAS, the Company wishes to add Messrs. Klein and Smiley as parties to the Indemnification Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Indemnification Agreement is hereby amended to add and include each of John E. Klein and Walter V. Smiley as an "Indemnitee" under and as defined in the Indemnification Agreement. The Indemnification Agreement is hereby further amended by adding the following at the end of Schedule A to the Indemnification Agreement:

"John E. Klein
15 Pine Valley Drive
St. Louis, MO 63124

Walter V. Smiley
Smiley Investment Company
10 Corporate Hill Drive, Suite 260
Little Rock, AR  72205"

         2. This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Indemnification Agreement.

         3. From and after the date hereof, all references to the Indemnification Agreement shall be deemed to be references to the Indemnification Agreement as amended hereby.



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         4.      This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopy or facsimile machine.

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first above written.

                               EMBREX, INC.

                               By: /s/ Randall L. Marcuson
                                   ---------------------------------------
                                   Randall L. Marcuson
                                   President and Chief Executive Officer

                               /s/ John E. Klein
                               -------------------------------------------
                               John E. Klein

                               /s/ Walter V. Smiley
                               -------------------------------------------
                               Walter V. Smiley

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